iShares®
iShares Trust
Supplement dated February 16, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the iShares International Select Dividend ETF (IDV) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
This Supplement outlines changes for the Fund, which are expected to be implemented on or around March 18, 2024.
Change to the Fund’s “Principal Investment Strategies”
The first and second paragraphs of the section entitled “Principal Investment Strategies” of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”), which is provided by S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”). The Underlying Index measures the performance of 100 high dividend-paying companies in the EPAC (Europe, Pacific, Asia and Canada) region, which covers developed markets excluding the U.S. Constituents are selected according to indicated annual dividend (“IAD”) yield, subject to screening criteria and weighting constraints. IAD yield is defined as a stock’s IAD (not including any special dividends) divided by its price.
The starting universe for the Underlying Index is the S&P EPAC BMI and the S&P Canada BMI indexes, excluding real estate investment trusts. To be eligible for the Underlying Index as a new constituent, an issuer must (i) have paid dividends in each of the previous three years; (ii) have a current year trailing 12‑month dividend‑per‑share ratio that is greater than or equal to its three-year average dividend‑per‑share ratio; and (iii) have a five-year average dividend coverage ratio that is greater than or equal to two‑thirds of the five-year average dividend coverage ratio of the corresponding S&P BMI country index, or greater than 118%, whichever is greater. In addition, the security must have (x) a non‑negative trailing 12‑month earnings per share; (y) a float-adjusted market capitalization of at least $1 billion, or at least $750 million for current constituents; and (z) a three-month average daily trading value of at least $3 million. Current constituents are included in the eligible universe regardless of their dividend growth rate, coverage ratio, current year earnings per share or average daily trading value.
To select the 100 constituents, the Index Provider ranks the eligible securities by IAD yield and first includes all existing constituents that are ranked in the top 200 and then selects non‑constituent stocks in rank order until the count reaches 100.
The Underlying Index is reconstituted annually with constituent weights determined based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 20%) by the square root of its fair market capitalization. The weight of individual securities is capped at the lower of 10% or five times the constituent’s fair market capitalization weight within the Underlying Index. In addition, there is a 30% cap on the aggregate weight of constituents within each Global Industry Classification Standard sector and each country of domicile.
The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with the weights of individual constituents capped at 10% and the aggregate weight of constituents with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. A freeze period on the daily capping is implemented during the annual index reconstitution.
As of January 22, 2024, the Underlying Index was composed of securities of companies in the following countries or regions: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, South Korea, Spain, Sweden, Switzerland and the United Kingdom (the “U.K.”). The Fund invests in non‑U.S. securities, which may in some cases not produce qualifying dividend income. The Underlying Index includes large-, mid‑ and small-capitalization companies and may change over time. As of January 22, 2024, a significant portion of the Underlying Index is represented by securities of companies in the financials, industrials, and materials industries or sectors. The components of the Underlying Index are likely to change over time.
Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”
Within the section of the SAI entitled “The Dow Jones Indexes,” the sub‑sections entitled “Index Maintenance and Issue Changes,” “Weighting” and “Methodology” on pages 28‑29 are deleted in their entirety and replaced with the following:
Index Methodology. The starting universe for the Underlying Index is the S&P EPAC BMI and the S&P Canada BMI indexes, excluding real estate investment trusts. The eligibility criteria for the Underlying Index are as follows:

(i)	the company must have paid dividends in each of the previous three years;

(ii)	the company’s current year trailing 12‑month dividend‑per‑share ratio must be greater than or equal to its three-year average annual dividend‑per‑share ratio;

(iii)
the company’s five-year average dividend coverage ratio must be greater than or equal to two‑thirds of the five-year average dividend coverage ratio of the corresponding S&P BMI country index, or greater than 118%, whichever is greater. If a company does not have five years of listing history, only available dividend amounts are considered in the ratio calculation. If the company has been listed for at least five years but did not pay a dividend for one of the past five years, a dividend of zero (0) will be included in the ratio calculation;

(iv)	the company’s securities must have a three-month average daily trading value of at least $3 million;

(v)	the company’s securities must have a non‑negative trailing 12‑month earnings per share; and

(vi)	the company’s securities must have a float-adjusted market capitalization of at least $1 billion ($750 million for current constituents).
Current index constituents are included in the index universe regardless of whether they meet criteria (ii)-(v) above.
To select the 100 constituents, the Index Provider ranks the eligible securities by IAD yield and first includes all existing constituents that are ranked in the top 200 and then selects non‑constituent stocks in rank order until the count reaches 100.
Constituent weights are determined annually based on tilted IAD yield, which is calculated by multiplying the constituent’s IAD yield (capped at 20%) by the square root of its fair market capitalization. The weight of individual securities is capped at the lower of 10% or five times the constituent’s fair market capitalization weight within the Underlying Index, using the float-adjusted market capitalization as of the last business day of February. In addition, there is a 30% cap on the aggregate weight of constituents within each Global Industry Classification Standard sector and each country of domicile.
The Underlying Index is reviewed daily based on each constituent’s weight. Daily capping is performed if the aggregate weight of constituents with an individual weight greater than 4.8% exceeds 24% of the Underlying Index’s total weight. If that threshold is breached, the current constituent weights are recapped, with the weights of individual constituents capped at 10% and the aggregate weight of constituents with an individual weight greater than 4.5% capped at 22.5% of the Underlying Index’s total weight. IAD yields and tilted yield weights are not recalculated if the capping thresholds are breached throughout the year. When daily capping is necessary, the changes are announced after the close of the business day on which the daily weight caps are exceeded, with the reference date after the close of that same business day, and the effective date of the changes is two business days later.
A freeze period on the daily capping is implemented during the annual index reconstitution. The freeze period begins after the market close on the Wednesday prior to the second Friday of March and ends after the market close on the Monday following the third Friday of March.
Index Maintenance and Issue Changes. The Underlying Index is reconstituted annually and subject to a quarterly review process to maintain accurate representation of the market segment represented by the Underlying Index. Annual reviews take place after the close of trading of all markets on the third Friday in March. Securities that are removed from the Underlying Index between reconstitution dates are not replaced. The only additions between annual reconstitution are spin-offs.

Maintaining the Underlying Index includes monitoring and completing the adjustments for additions and deletions to the Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. A component stock is removed from the Underlying Index, independent of the annual review, if it is affected by a corporate action such as a delisting or bankruptcy. In addition, component stocks are reviewed on a monthly basis and may be removed if a company announces that it will cease paying dividends for an undetermined period or a company announces a reduced dividend.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑IDV‑0224

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